Exhibit 99.1

Anika. Restore Active Living. Œ SIDOTI SMALL CAP INVESTOR CONFERENCE INVESTOR OVERVIEW SEPTEMBER 21, 2023

Safe Harbor Statements 2 Cautionary Note on Forward - looking Statements The statements made in, and during the course of, this presentation that are not statements of historical fact, including those related to the Company’s commercial capabilities, initiatives and production, its product pipeline and associated timelines, its upcoming corporate milestones, and its growth strategy and projections, are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements in “believe,” “will,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “likely,” and other expressions, which are predictions of, or indicate future events and trends, and which do not constitute historical matters, identify forward - looking statements, including, without limitation, relating to the impact of macroeconomic volatility, including global pandemics and the related effects of those on our ongoing business operations, clinical studies and future expectations with respect to our annual and multi - year business objectives and financial performance, those statements related to the Company’s product pipeline and the launch and anticipated adoption and growth of new products, the regulatory status, including plans for expanded indications, of the Company’s current and future products, the market potential of the Company’s products, and management’s discussion of the Company’s growth and strategic plans. The Company's actual results could differ materially from any anticipated future results, performance or achievements described in the forward - looking statements as a result of a number of factors (some of which may be outside of the Company’s control), both known and unknown, including, without limitation, future strategic decisions made by the Company, the results of its research and development efforts and the timing of regulatory approvals. Additional factors and risks are described in the Company's periodic reports filed with the Securities and Exchange Commission, and they are available on the SEC's website at www.sec.gov . Forward - looking statements are made based on information available to the Company on the date of this presentation, and the Company assumes no obligation to update the information contained herein or otherwise presented. Cautionary Note on Non - GAAP Financial Measures This presentation refers to certain non - GAAP financial measures. These non - GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures, calculated and presented in accordance with GAAP, is available under the “Quarterly Results” tab in the Investor Relations section of the Company’s website at www.anika.com . Note: this document contains proprietary information of Anika Therapeutics, Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited. © 2023 Anika Therapeutics, Inc. All rights reserved. ANIKA, CINGAL, HYALOFAST, INTEGRITY, MONOVISC, ORTHOVISC, REVOMOTION, TACTOSET, X - SPLINE, and X - TWIST are trademarks or registered trademarks of Anika Therapeutics, Inc. or its subsidiaries. This document may also contain trademarks and service marks that are the property of other companies, including certain trademarks licensed to us. The use of third - party trademarks does not constitute an endorsement or imply a relationship or other affiliation.

Anika: A Well-Positioned Company With A Compelling Future

Strong base business generates resilient cash flow that is funding new product launches in large, growing markets

STRONG HYALURONIC ACID (HA) FRANCHISE


MONOVISC
ORTHOVISC
CINGAL

Leading osteoarthritis (OA) pain management franchise with Monovisc® and Orthovisc® and Cingal® OUS

›

SIGNIFICANT & ONGOING CASH FLOW GENERATION

6+ NEW PRODUCT LAUNCHES

in Fastest Growing Segments of Joint Preservation


X-Twist™
Fixation System
Integrity™
Patch System
RevoMotion™
Reverse Shoulder
Tactoset®
Expansion
Cingal® (US)
Next-Gen OA
Hyalofast® (US)
Cartilage Repair
CINGAL

Newly launched products are expected to generate accelerating double-digit topline growth

ANIKA

3

Multiple New Product Launches in Fast Growing Joint Preservation Markets to Accelerate Growth

In 2023 and early 2024, we are launching innovative products in the largest and fastest growing markets that compete with existing high value players

	 X-Twist™ Fixation System	 RevoMotion™ Reverse Shoulder System	 Integrity™ Patch System*
Significant Investments in Pipeline Have Vastly Expanded Anika's Market Opportunity	**$600M+** annual market opportunity	**$1B+** annual market opportunity	**$150M+** annual market opportunity

* Integrity rotator cuff patch system received clearance of final 510(k) in August 2023, planned launch in Q1-2024

REVENUE GROWTH & DIVERSIFICATION


~11%
CAGR
$115M
2%
8%
90%
2019
$156M
32%
5%
63%
2022
OA Pain Management
Joint Preservation and Restoration
Non-Orthopedic

ANIKA

4

Successful Full Market Launch in 2023 of X-Twist™ Fixation System

X-Twist Fixation System is a feature-rich suture anchor platform for soft tissue repairs in the shoulder and other extremities

X-Twist Biocomposite Cleared Sept. 19, 2023



Easy-to-use and highly effective competitor to the market leading offerings

Growth to be amplified in 2024 with recently 510(k)-cleared biocomposite to accompany the PEEK version introduced in 2023



Versatile Suture Eyelet

Strong Fixation

Open Design Supports Healing

Fast and Easy to Insert (X-Spline™)

"The X-Twist is a new addition to the Anika sports medicine portfolio that brings their anchor options to the highest standard in orthopedics in the market. The instrumentation is easy to use and intuitive, and fixation is robust. The X-Twist can easily be used for nearly any soft tissue repair within the shoulder and throughout the body."

Dr. Christopher E. Baker, M.D.
Florida Orthopedics Institute, Tampa, FL

ANIKA

5

Limited Market Launch of RevoMotion™ Reverse Shoulder Arthroplasty System Moves to Full Market Launch in September 2023

Positive feedback from limited market launch | **Accelerated full market launch to September at OSET annual meeting**





Bone Preserving Design Smallest Diameter Threaded Baseplate



Personalized Options Anatomic Mid-Lay Humeral



Enhanced Facility Efficiency Two Instrument Tray Design

So far, early into my experience with using RevoMotion reverse total shoulder arthroplasty, my patients have had universally exceptional outcomes and reviews. I am already booking patients for their contralateral shoulder RevoMotion as their first has performed so well."

Dr. Christopher Baker, M.D.
Florida Orthopeadic Institute, Tampa, FL

ANIKA

6

Cleared Integrity™ Regenerative Rotator Cuff Patch System Launches Q1-2024

Differentiated, regenerative, arthroscopic, HA-based; Superior to collagen patches

Leveraged our hyaluronic acid (HA) and joint preservation expertise to design a better, easier to use delivery system for our second-generation HA-based product competing against market leader Regeneten (Smith & Nephew), as well as Embody and BioRez products, all of whom use collagen

Integrity is generating substantial initial surgeon interest, even before market launch, as existing collagen technology is not easy to work with and lacks proper fixation





Strong
Hybrid*, multifilament structure provides superior implant handling and strength vs. collagen-based products



Versatile
Differentiated lateral-to-medial fixation and technique via tacks and darts, provides confidence across continuum of tears



Proven
Higher regenerative capacity vs. first generation collagen patches[1]. Composed of 80% HYAFF® material with 15 years of safe clinical use



Easy to Use
Pliable, soft matrix supports arthroscopic insertion

Integrity's instrumentation and technique are a game changer. Securing the implant laterally helps ensure proper coverage across the repair site and the rolling deployment tool provides consistent and repeatable implant placement."

Dr. Timothy P. Codd, M.D.
University of Maryland Medical System

ANIKA

* 80% Hyaff / 20% PET v/v

[1] Clinical data on file

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Integrity™ Patch System Highly Differentiated Compared to Collagen Patches

Greater regenerative capacity of HA-based patch vs. collagen through 26 weeks[1]

Greater mechanical integrity for easier insertion



Histology showing greater regenerative capacity with Integrity vs. collagen


INTEGRITY
6 weeks
12 weeks
26 weeks
COMPETITIVE COLLAGEN
6 weeks
12 weeks
26 weeks

- Bars at 6, 12, & 26 weeks show difference in regenerative capability
- Both devices ~1mm thick at t=0
- Collagen competition - collagen layer doesn't increase in thickness
- Integrity becomes a cellular collagen construct ~3x thicker than competition, significantly augmenting rotator cuff

[1] Clinical data on file

ANIKA

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Advancing Hyalofast® and Cingal® Towards FDA Approval Expecting final PMA module filing with FDA in 2025 for Hyalofast US Launch in 2026 • Single - stage, off - the - shelf, resorbable, HA - based scaffold for cartilage repair • Provides entry into $1 billion U.S. knee cartilage repair market • Recently completed enrollment of pivotal phase III study in U.S. • Designated as breakthrough device by FDA allowing prioritized interaction and review • Already selling in more than 30 countries OUS • Highly competitive with Vericel’s market - leading MACI based on clinical data 1 Engaging with FDA regarding Next Steps for Cingal • Cingal is poised to be a game - changing OA pain product in the U.S., as demonstrated by its consistent double - digit international growth with a >$1 billion U.S. market opportunity • Highly differentiated next generation OA pain product with significant clinical and real - world advantages vs. existing therapies as demonstrated by continued growth in over 35 countries OUS • Evaluating significant interest from potential partners in Asia, as well as the US • Engaging with FDA for next steps toward potential approval • Highly competitive with Pacira Biosciences’ Zilretta based on clinical data 1 1 Clinical data on file 9

Driving Commercial Focus While Actively Managing Costs to Enhance Margins and Profitability Actively managing OpEx spend, while preparing to support significant growth in coming years • Significant progress in both launching breakthrough products and addressing Medical Device Regulations (MDR) enables savings and improved operating leverage • Continue to deploy cost - conscious hybrid sales model but enhancing to drive focus - Executing on a targeted approach utilizing key direct sales resources to penetrate accounts not currently a priority for existing distributors - Addition of direct sales resources will not increase overall OpEx spend Confident in margin expansion as Anika pivots to accelerated top and bottom - line growth • Targeting double digit Joint Preservation and Restoration (JPR) growth with RevoMotion, Tactoset, and X - Twist in the market and Integrity launching in early 2024 • Committed to driving operating leverage as growth accelerates and costs remain stable 10

Key Value Drivers RevoMotion fully launched in September 2023 on very positive surgeon feedback from limited release Executing market launch of Integrity in Q1 - 2024 expanding opportunities in fast growing rotator cuff augmentation market Driving double - digit joint preservation growth with new launches underway (RevoMotion, X - Twist, Tactoset fully launched; Integrity launch in Q1 - 2024) Implementation of focused direct sales effort to augment existing hybrid commercial structure Beginning modular PMA filing for Hyalofast in 2024, with final module in 2025 Focused efforts to securing US and OUS Cingal partnerships Continue to engage FDA on solidifying pathway to approval in the U.S. Focused cost control with stable OpEx Driving operating leverage as growth accelerates and costs remain stable 11 11

Appendix

HIGHLY DIFFERENTIATED PIPELINE SOLVES UNMET NEEDS IN EARLY INTERVENTION ORTHOPEDICS $3B+ MARKET OPPORTUNITY OPENED BY SUCCESSIVE PRODUCT LAUNCH CADENCE Note: Last Patient Out (LPO) 1 SmartTRAK 2023 and internal estimates 2 Overall timing is unknown, largely dependent upon nonclinical testing plan and FDA’s willingness to accept scientific bridging study 3 SmartTRAK 2023 and internal estimates for market size by 2027 2 - 23 - 23 1 - 23 1 - 24 Est. U.S. Market Size ($) 1 $1B+ 3 $600M+ $100M+ $150M+ $1B+ To Market FDA Development/Clinical Category Product with FDA to inform nex Actively engaging 3 rd Phase III study achieved primary endpoint – 10/2022 OA Pain Mgmt. Cingal ® 2025 Est. PMA filing complete Pivotal enrolled; LPO early 2025 Regenerative Hyalofast ® Cartilage Repair Est. Launch in Q 0(k)s cleared by Q3 - 23 All 51 Regenerative Integrity TM Rotator Cuff Patch System 023 BMA Launched Q ntrast) 510(k) filed in 2 Final (Co Regenerative Tactoset ® Expansion - 23 PEEK Launched Q ite 510(k) cleared in Q3 Biocompos Sports Medicine X - Twist TM Fixation System Launched Q3 Arthrosurface Joint Solutions RevoMotion TM Reverse Shoulder 13 $1B+ 3 t steps

ANIKA'S SOLUTIONS ACROSS THE ORTHOPEDIC CONTINUUM OF CARE


X-Twist™
Fixation System
Draw Tight™
Actiflip™
Biceps
Glenojet®
Tactoset®
Monovisc®
Orthovisc®
Cingal® (OUS)
PF Wave®/
WaveKahuna®
Hyalofast®
(OUS)
RevoMotion™
Reverse Shoulder
Integrity™
Patch System[1]
OVO® &
OVOMotion®
Total
WristMotion®
ATLAS™ CMC
SpeedSpiral®
CMC
Synd-EZ™
Syndesmosis
1st Metatarsal
(Hemi & Total)
OA Pain Management
Regenerative Solutions
Sports Medicine
Arthrosurface
Joint Solutions
Pre-treatment,
Conservative Treatment
Joint Preservation
Traditional Total
Joint Replacements

ANIKA

EXPANDING MARKET OPPORTUNITY IN JOINT PRESERVATION

FROM $1B IN 2019 TO $8B+ TODAY IN GLOBAL MARKET OPPORTUNITY[1]



Extremities
>$4B
Soft Tissue
>$2B
Regen
>$1B
HA/Visco
>$1B

[1] Combination of iData, SmartTRAK, and internal estimates; [2] SmartTRAK and Anika internal estimates. CAGR 2021-2026
[3] Received 510(k) clearance from FDA in Q3-2023; planned launch in Q1-2024

ANIKA PORTFOLIO	MARKET GROWTH RATES[2]
OA Pain Management (HA/Visco) Monovisc® Orthovisc® Cingal® (International) ► Cingal (U.S.)	~1% CAGR
Regenerative Solutions Tactoset® Hyalofast® (International) ► Integrity™ Rotator Cuff Patch System[3] ► Hyalofast (U.S.)	~8% CAGR
Sports Medicine (Soft Tissue) X-Twist™ Fixation System Suture Anchors ► Biocomposite Anchors[3] ► Implants, Instruments and Kits	~5% CAGR
Arthrosurface Joint Solutions (Extremities) OVOMotion® Shoulder RevoMotion™ Reverse Shoulder WristMotion® Arthroplasty Upper and Lower Extremity Implants ► Shoulder, Foot and Ankle Implants	~7% CAGR

► Denotes Product Development Roadmap

ANIKA

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SEASONED LEADERSHIP TEAM DRIVING GROWTH STRATEGY DECADES OF EXPERIENCE LEADING ORTHOPEDIC, REGENERATIVE MEDICINE, AND MEDICAL DEVICE COMPANIES Mike Levitz EVP, CFO & Treasurer 2020 David Colleran EVP, General Counsel & Corporate Secretary 2020 James Chase SVP, International Sales & Marketing 2018 Dawn Wilson VP, Research & Development 2020 Lisa Funiciello VP, Human Resources 2022 Mira Leiwant VP, Regulatory, Quality & Clinical Affairs 2019 Ben Joseph VP, Commercial & Corporate Development 2020 Cheryl R. Blanchard, Ph.D. President & CEO Joined: 2020 Anne Nunes SVP, Chief Operations Officer 2021 Robert Delp VP, U.S. Sales 2022 16